SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2004

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------------------- ------------------------------------ (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 15, 2004, Ventiv Health, Inc. ("Ventiv") issued a press release announcing that it had completed the previously announced acquisition of substantially all of the assets, and the assumption of certain liabilities, of Smith Hanley Holding Corp. and its subsidiaries (collectively, "Smith Hanley"). Smith Hanley is a leading provider of outsourced clinical staffing and recruiting services to the U.S. pharmaceutical industry. The transaction was made pursuant to a definitive agreement, dated September 21, 2004 (the "Asset Purchase Agreement"). Prior to the execution of the Asset Purchase Agreement, there were no material relationships between the Ventiv and Smith Hanley.

The closing consideration for the acquired assets consisted of $30 million in cash, unregistered shares of common stock of Ventiv having an assigned value of $20 million (the "Initial Shares") and the assumption of specified short-term liabilities of Smith Hanley. The purchase price also includes an earn-out provision pursuant to which Smith Hanley will become entitled to additional consideration, which may be material, if the acquired business achieves specified profitability targets during 2004 and 2005. A portion of this additional consideration may, at Ventiv’s option, be satisfied by the issuance of shares of Ventiv common stock. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the execution of the Smith Hanley acquisition agreement is being furnished pursuant to Regulation FD. The information in the press release shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release shall not be deemed to be incorporated by reference into Ventiv’s filings under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired. To be filed by amendment to this Current Report of Form 8-K not later than December 29, 2004.

(b) Pro forma financial information. To be filed by amendment to this Current Report on Form 8-K not later than December 29, 2004.

(c) Exhibits. Exhibits are listed on the Exhibit Index at the end of this Current Report on Form 8-K. The exhibits required by Item 601 of Regulation S-K listed on such Exhibit Index in response to this Item are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: October 19, 2004 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Asset Purchase Agreement dated as of September 21, 2004 by and among Smith Hanley Holding Corp. and certain of its subsidiaries and Ventiv Health, Inc. and certain of its subsidiaries *

Exhibit A-1 Form of Joinder Agreement
Exhibit A-2 Form of Joinder Agreement
Exhibit B-1 Form of Stockholder Guaranty
Exhibit B-2 Form of Stockholder Guaranty
Exhibit C Form of Parent Guaranty
Exhibit D Form of Escrow Agreement
Schedule III Earnout Amounts *
Schedule VI Definition of EBIT *

99.1	Press Release of Ventiv Health, Inc., dated October 15, 2004

Certain portions omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.